Fair Value Measurement (Tables)	12 Months Ended
Dec. 31, 2021
Fair Value Measurement
Schedule of changes in level 3 items for recurring fair value measurements

The following table presents the changes in level 3 items for the years ended December 31, 2021, 2020 and 2019 for recurring fair value measurements:

	Share-based compensation
	2021	2020	2019
Opening balance at January 1	46,260	34,950	7,045
Issue of shares to employees	-	-	1,844
Settlement in cash	-	-	(2,238)
Reclassification from (to) equity	-	(513)	7,299
Expenses recognized – general and administrative	6,023	11,823	21,000
Balance at December 31	52,283	46,260	34,950

Schedule of the quantitative information about the significant inputs used in level 3 fair value measurements

The following table summarizes the quantitative information about the significant inputs used in level 3 fair value measurements:

	Weighted average inputs
Unobservable inputs	2021	2020	2019	Relationship with of unobservable inputs to fair value
Net operating revenue growth rate (i)	24.8%	22.5%	20.3%

2021: Increased growth rate (+200 basis points (bps)) and lower discount rate (-100 bps) would increase FV by R$ 1,831; lower growth rate (-200 bps) and higher discount rate (+100 bps) would decrease FV by R$ 1,814.

Pre-tax discount rate (ii)	11.2%	11.4%	13.5%

2021: Increased growth rate (+200 basis points (bps)) and lower discount rate (-100 bps) would increase FV by R$ 586; lower growth rate (-200 bps) and higher discount rate (+100 bps) would decrease FV by R$ 519.

(i)	The growth rate of net operating revenue is based on the historical growth of the student base and management’s expectations of market development.
(ii)	Pre-tax discount rate reflects specific risks relating to the segment and country in which the Company operates.